                          NOTICE OF GUARANTEED DELIVERY


                          COLLINS & AIKMAN PRODUCTS CO.
              OFFER TO EXCHANGE ITS 10 3/4% SENIOR NOTES DUE 2011,
    WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR ANY AND ALL OF ITS ISSUED AND OUTSTANDING 10 3/4 SENIOR NOTES DUE 2011


                PURSUANT TO THE PROSPECTUS, DATED JUNE 17, 2002


--------------------------------------------------------------------------------
    THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JULY
    17, 2002, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE
    WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

     As set forth in the Prospectus dated June 17, 2002 (the "Prospectus") under the caption "The Exchange Offer--Guaranteed Delivery Procedures" and the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 1 thereto, this form, or one substantially equivalent hereto, must be used to accept the Exchange Offer if certificates representing the 10 3/4% Senior Notes due 2011 (the "Outstanding Notes") of Collins & Aikman Products Co., a Delaware corporation (the "Company"), are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit a Holder's certificates or other required documents to reach the Exchange Agent on or prior to the Expiration Date. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or mail to the Exchange Agent and must include a guarantee by an Eligible Institution unless such form is submitted on behalf of an Eligible Institution. Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Prospectus.

                             The Exchange Agent is

                           BNY MIDWEST TRUST COMPANY

  By Registered or Certified Mail:   By Hand or Overnight Courier:   By Hand or Overnight Courier in New York
         The Bank of New York             The Bank of New York                 The Bank of New York
    15 Broad Street -- 16th Floor    15 Broad Street -- 16th Floor         15 Broad Street -- 16th Floor
      New York, New York 10007          New York, New York 10007             New York, New York 10007
              Attn: Kin Lau                  Attn: Kin Lau                         Attn: Kin Lau
          Reorganization Unit             Reorganization Unit                   Reorganization Unit
     Corporate Trust Department        Corporate Trust Department           Corporate Trust Department

                                 By Facsimile:
                                 (212) 235-2261

                             Confirm by Telephone:
                                 (212) 235-2358


 DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR TRANSMISSION VIA FACSIMILE NUMBER
        OTHER THAN THE ONES ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies & Gentlemen:


     Upon the terms and subject to the conditions set forth in the Prospectus and the accompanying Letter of Transmittal, receipt of which is hereby acknowledged, the undersigned hereby tenders to Collins & Aikman Products Co.,
a Delaware corporation (the "Company"), $       principal amount of Outstanding
Notes, pursuant to the guaranteed delivery procedures set forth in the Prospectus and accompanying Letter of Transmittal.


 CERTIFICATE NUMBERS OF OUTSTANDING NOTES            PRINCIPAL AMOUNT TENDERED
------------------------------------------          --------------------------

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

     If Outstanding Notes will be tendered by book-entry transfer to the Depositary Trust Company, provide account number.


                                        Account No.
                                                  -----------------------------

     The undersigned authorizes the Exchange Agent to deliver this Notice of Guaranteed Delivery to the Company and The Bank of New York, as Trustee with respect to the Outstanding Notes tendered pursuant to the Exchange Offer.

     All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.


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                                   SIGN HERE

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         SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY


   ---------------------------------------------------------------------------
                        NAME(S) OF REGISTERED HOLDER(S)
                            (PLEASE TYPE OR PRINT)

   ---------------------------------------------------------------------------


   ---------------------------------------------------------------------------
                                    ADDRESS

   ---------------------------------------------------------------------------
                                   ZIP CODE

   ---------------------------------------------------------------------------
                         AREA CODE AND TELEPHONE NUMBER


     DATED:                                                              ,2002
           --------------------------------------------------------------



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                                       2

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)


    The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby (a) represents that the above-named person(s) has a net long position in the Outstanding Notes tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) represents that such tender of Outstanding Notes complies with Rule 14e-4 and (c) guarantees delivery to the Exchange Agent of certificates representing the Outstanding Notes tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at a Book-Entry Transfer Facility (as defined in the Prospectus), in each case together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees and any other documents required by the Letter of Transmittal, within three New York Stock Exchange trading days after the date hereof.


 ------------------------------                 -------------------------------
          NAME OF FIRM                                       TITLE

 ------------------------------                 -------------------------------
     AUTHORIZED SIGNATURE                          NAME (PLEASE TYPE OR PRINT)

 ------------------------------                 Dated:                   , 2002
            ADDRESS                                   -------------------

-------------------------------
 REA CODE AND TELEPHONE NUMBER


NOTE: DO NOT SEND CERTIFICATES REPRESENTING OUTSTANDING NOTES WITH
      THIS FORM. CERTIFICATES FOR OUTSTANDING NOTES MUST BE SENT WITH YOUR LETTER OF TRANSMITTAL.


                                       3